Exhibit 99.2

Welcome Shareholders January 15, 2026 Franklin Financial Services Corporation F&M TRUST Stock Symbol: FRAF (Nasdaq) Franklin Financial Services Corporation F&M TRUST

Welcome & Introductions Warren Elliott, Chairman of the Board Franklin Financial Services Corporation F&M TRUST

Board of Directors Warren Elliott President & CEO Dan Fisher Vice Chairman of the Board Craig Best Chairman of the Board Franklin Financial Services Corporation F&M TRUST

Board of Directors Marty Brown Kevin Craig Greg Duffey Franklin Financial Services Corporation F&M TRUST

Board of Directors Stanley Kerlin Don Mowery Franklin Financial Services Corporation F&M TRUST

Board of Directors Kim Rzomp Greg Snook Franklin Financial Services Corporation F&M TRUST

Craig Best President & CEO (717) 262-7583 craig.best@f-mtrust.com Franklin Financial Services Corporation F&M TRUST

Franklin Financial Services Corp. Holding Company for F&M Trust Listed on Nasdaq: FRAF Shares Outstanding: 4,481,159 Share Price: $51.41 Dividend: $1.31 / Share Dividend Yield: 2.50% Market Capitalization: $229.15 Average Daily Trades (Trailing 3 Months): 46,989 Number of Shareholders: 1,473 Top 3 Shareholders: Fourthstone LLC # of Shares: 331,586 Market Value: $17M Vanguard Group LLC # of Shares: 226,079 Market Value: $11.6M BlackRock Inc. # of Shares: 212,199 Market Value: $10.9M As of January 14, 2026 Franklin Financial Services Corporation F&M TRUST As of January 14, 2026

F&M Trust Assets: $2.297 Billion Deposits: $1.903 Billion Loans: $1.544 Billion Branches: 23 Counties: Frankin, Cumberland, Dauphin, Fulton and Huntingdon Counties in PA, and Washington County, MD Customers: 83,067 Households: 48,497 As of September 30, 2025 Franklin Financial Services Corporation F&M TRUST

23 Locations Serving South Central PA and Washington County MD Primary Trade Area Expanded Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Services Franklin Financial Services Corporation F&M TRUST

Agenda Senior Management Introductions 2025 Successes Company Highlights Market Overview – 2025 Year-End Update Franklin Financial Services Corporation F&M TRUST

Senior Management Chad Carroll Senior Executive Vice President Chief Operating Officer Franklin Financial Services Corporation F&M TRUST

Senior Management Craig Best President & CEO Mark Hollar Senior Executive Vice President Chief Financial Officer & Treasurer Lorie Heckman , CERP, CRCM Executive Vice President Chief Risk Officer Franklin Financial Services Corporation F&M TRUST

Senior Management Steve Butz Executive Vice President Chief Commercial Services Officer Lou Giustini Senior Vice President Chief Retail Services Officer Karen Carmack, D.M. Senior Vice President Chief Human Resources Officer Franklin Financial Services Corporation F&M TRUST

Senior Management Dave Long Senior Vice President Chief Technology Officer Matt Weaver Senior Vice President Chief Marketing Officer Franklin Financial Services Corporation F&M TRUST

2025 Successes Chad Carroll, Senior Executive VP & COO Franklin Financial Services Corporation F&M TRUST

Linglestown Community Office Over $54 million in Deposits As of December 31, 2025 Over $6 million in Consumer Loan Originations As of December 31, 2025 474 New Deposit Accounts Opened As of December 31, 2025 Franklin Financial Services Corporation F&M TRUST

Wealth Management Surpassed $1.4 billion in Assets Under Management Over $9 million in Revenue for 2025 Franklin Financial Services Corporation F&M TRUST

Over 2,200 Hours Volunteered Across 100+ Events Supported Over 280 Organizations Through Sponsorships & Donations Over $460,000 Given in Support of Local Community Organizations Community Support Franklin Financial Services Corporation F&M TRUST

Franklin Financial Services Corporation F&M TRUST

Company Highlights Mark Hollar, Senior Executive VP & CFO Franklin Financial Services Corporation F&M TRUST

Annual Dividend Per Share $1.25 2021 $1.28 2022 $1.28 2023 $1.28 2024 $1.31 2025 Franklin Financial Services Corporation F&M TRUST

FRAF Closing Price High - Low - Year End $60 $50 $40 $30 $20 $34.41 $36.10 $35.69 $33.90 $56.52 $10 $33.10 $36.10 $31.55 $29.90 $50.20 $0 $26.06 $28.64 $24.36 $25.55 $28.08 2021 2022 2023 2024 2025 Franklin Financial Services Corporation F&M TRUST

FRAF Monthly Trading Volume 2025 2024 1,400,000 1,200,000 1,000,000 800,000 600,000 400,000 200,000 Average Daily Volume Traded: 2024 – 5,361 Shares; 2025 – 25,857 Shares Franklin Financial Services Corporation F&M TRUST

Amanda Ducey Corporate Secretary (717) 261-3553 amanda.ducey@f-mtrust.com Zoe Clayton Assistant Corporate Secretary (717) 261-3551 zoe.clayton@f-mtrust.com Franklin Financial Services Corporation F&M TRUST

2025 Year-End Update Warren Hurt Senior Vice President Chief Investment Officer Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook Headlines: 2025 - A Challenging Year to Navigate Franklin Financial Services Corporation F&M TRUST

Current Conditions: GDP Recovers After Negative Q1 2025 Real Gross Domestic Product Q3 2025 GDP: 4.3% Source: U.S. Department of Commerce: Bureau of Economic Analysis/FRED Franklin Financial Services Corporation F&M TRUST

Economic review and Outlook Current Conditions: Inflation Lower but Still Above Target Consumer Price Index Fed Declares “Inflation Transitory” June 2022 Peak = 9.1% December 2025 = 2.7% Source: U.S. Department of Labor> Bureau of Labor Statistics/FRED Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook Labor Conditions: Unemployed Workers Just Passed Open Jobs 2.0 X Job Openings Unemployed Workers March 2022 - 5.9 Million Job Openings November 2025 - 7.15 Million Unemployed Workers November 2025 - 7.78 Million March 2022 - 12.0 Million Source: U.S. Bureau of Labor Statistics via FRED® Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook Labor Conditions: Unemployment Rate “Creeping” Higher Civilian Unemployment Rate December 2025 – 4.4% Source: U.S. Department of Labor: Bureau of Labor Statistics/FRED Franklin Financial Services Corporation F&M TRUST

2025 Equity Review Stock Market Review Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook 2025 Equity Review: Third Consecutive Strong Year GLD = GOLD ETF EFA = MCSI EAFE ETF IXIC = NASDAQ RUT= RUSSELL 2000 SMALL CAP SPY = S&P 500 ETF DIA = DJIA ETF 73.16% 32.70% 24.06% 19.57% 19.43% 16.84% *Above returns based upon price performance as of Jan. 12, 2026 Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook 2025 Equity Markets - Mega Cap Stocks Domination Contribution to S&P Return As of Dec. 31, 2026 Nvidia 15.5% Alphabet 13.5% Microsoft 7.4% Broadcom 7.2% J.P. Morgan 4.6% Palantir 3.5% Meta 0.4% Other 517 Companies 47.9% Contribution to S&P 500 Return Rank Ticker Company Contribution 1. NVDA Nvidia 15.5% 2. GOOG Alphabet 13.5% 3. MSFT Microsoft 7.4% 4. AVGO Broadcom 7.2% 5. JPM J.P. Morgan 4.6% 6. PLTR Palantir 3.5% 7. META Meta 0.4% 8-524 Other 517 Companies 47.9% Total Top Seven 52.1% Total S&P 500 Return 2025 17.9% Seven companies drove the performance of the S&P 500. Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook 2025 Equity Update: Small Cap Stocks Catching Up RUT = RUSSELL 2000 SMALL CAP +19.80% SPX = S&P 500 INDEX +19.41% *Above returns based upon price performance as of Jan. 12, 2026 Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook 2025 Equity Update: FRAF Outperforms Index and Peers! FRAF= FRANKLIN FINANCIAL +80.06% RUT= RUSSELL 2000 SMALL CAP +19.83% ABQI = OMX ABA Community Bank Index +8.57% *Above returns based upon price performance as of Jan. 12, 2026 Franklin Financial Services Corporation F&M TRUST

2025 Fixed Income Review Interest Rate Analysis Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook Current Conditions: Fed Policy Easing After Record Tightening 2022 - 24 was fastest and largest tightening cycle since 1980 Fed overnight rate cuts not moving longer term rates Market Yield on U.S. Treasury Securities as 10-Year Constant maturity, Quoted on an Investment Basis Federal Funds Target Range – Lower Limit 10 Year Treasury Yield Red Funds Rate Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook Current Conditions: Fed Policy Easing After Record Tightening Fed policy direction pointing to 0.25 - 0.5% of further cuts in 2026 Powell term expiration and Fed independence issues return The December 2026 Dot Plot Expected fed funds are tatt year-end Median Range Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook The Bull Case: Data after the government shutdown is coming in better than expected for key economic measures (Unemployment, Inflation, GDP, etc.) Tariff policy has been less punitive than originally anticipated and tariff revenue is reducing the projected deficit The passage of the “Big Beautiful Bill” gives tax and economic certainty that should be a tailwind for stocks and commercial lending Earnings remain strong, latest information shows 82% of S&P 500 companies have beat earnings estimates 2026 Economic Outlook: 2026 Generally Bullish Franklin Financial Services Corporation F&M TRUST

Economic Review and Outlook 2026 Economic Outlook: Risk Factors to Watch The Bear Concerns: Strong stock performance remains concentrated in a few very highly valued AI stocks with very aggressive growth targets Trade policies and Fed independence currently face legal challenges Deficit spending and national debt continue to impact long-term interest rates Franklin Financial Services Corporation F&M TRUST

Craig Best, President & CEO Questions Franklin Financial Services Corporation F&M TRUST

TRIVIA Franklin Financial Services Corporation F&M TRUST

What former F&M Trust President led a team from Chambersburg on the Nationally Televised TV Show “Almost Anything Goes”? Franklin Financial Services Corporation F&M TRUST

Bob Zullinger Franklin Financial Services Corporation F&M TRUST

In 1990, how many banks were headquartered in Franklin County? Franklin Financial Services Corporation F&M TRUST

Nine Franklin Financial Services Corporation F&M TRUST

How many banks are headquartered in Franklin County today? Franklin Financial Services Corporation F&M TRUST

#1 Franklin Financial Services Corporation F&M TRUST

What anniversary year is it for F&M Trust this year? A. 100 B. 120 C. 75 Franklin Financial Services Corporation F&M TRUST

February 5, 1906 – 120 Years Franklin Financial Services Corporation F&M TRUST

What year was Franklin Financial Services Corporation listed on Nasdaq? Franklin Financial Services Corporation F&M TRUST

2019 Franklin Financial Services Corporation F&M TRUST

Closing Comments Warren Elliott, Chairman of the Board Franklin Financial Services Corporation F&M TRUST

Annual Meeting Tuesday, April 28, 2026 Additional Details to Follow Franklin Financial Services Corporation F&M TRUST

Stock Symbol: FRAF (Nasdaq) franklinfin.com fmtrust.bank Franklin Financial Services Corporation F&M TRUST

Thank You Franklin Financial Services Corporation F&M TRUST